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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: DECEMBER 15, 2003

              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 15, 2003)


                                 ---------------



                               EL PASO CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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
            DELAWARE                         1-14365                             76-0568816
(State or Other Jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification No.)
Incorporation or Organization)
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                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 420-2600


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On December 15, 2003, El Paso Corporation, a Delaware corporation ("El Paso"), and certain of El Paso's affiliates, Enterprise Products Partners L.P., a Delaware limited partnership ("Enterprise"), certain of Enterprise's affiliates, GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GulfTerra"), and certain of GulfTerra's affiliates entered into a series of definitive agreements pursuant to which, among other things, a wholly owned subsidiary of Enterprise will be merged with and into GulfTerra, with GulfTerra surviving the merger as a wholly owned subsidiary of Enterprise.

      Pursuant to a Parent Company Agreement among El Paso, Enterprise and certain of their respective affiliates, Enterprise Products GTM, LLC, a Delaware limited liability company ("Enterprise GTM"), has acquired for $425.0 million in cash a Class C Membership Interest with a 50.0% sharing ratio in GulfTerra Energy Company, L.L.C., a Delaware limited liability company and GulfTerra's general partner ("GulfTerra GP"). Immediately prior to this transaction, El Paso acquired Goldman Sachs & Co.'s Class A Membership Interest with a 9.9% sharing ratio in GulfTerra GP for $120.0 million in cash. As a result, GulfTerra GP is now 50.0% owned by Enterprise GTM, an indirect wholly-owned subsidiary of Enterprise, and 50.0% owned by GulfTerra GP Holding Company, a Delaware corporation and a wholly owned subsidiary of El Paso ("GP Holding Company"). Under GulfTerra GP's limited liability company agreement, GP Holding Company will serve as the managing member of GulfTerra GP and Enterprise GTM's rights will be limited to protective consent rights on certain transactions affecting GulfTerra or GulfTerra GP.

      The Parent Company Agreement also provides that, immediately prior to the merger, El Paso will contribute its remaining Class B Membership Interest with a 50.0% sharing ratio in GulfTerra GP to Enterprise Products Partners GP, LLC, a Delaware limited liability company ("Enterprise GP") in exchange for a 50.0% membership interest in Enterprise GP. Affiliates of privately-owned Enterprise Products Company will continue to own the remaining 50.0% membership interest in Enterprise GP. Enterprise GP will then contribute the 50.0% membership interest in GulfTerra GP to Enterprise for no consideration. In addition, immediately prior to the merger, Enterprise will purchase approximately 13.8 million limited partnership units in GulfTerra from subsidiaries of El Paso for $500 million in cash, consisting of all of their GulfTerra Series C Units and approximately 2.9 million GulfTerra common units.

      Pursuant to a Merger Agreement, a subsidiary of Enterprise will merge into GulfTerra, with GulfTerra surviving the merger. As a result of the merger, GulfTerra will be a wholly owned subsidiary of Enterprise. Pursuant to the Merger Agreement, holders of GulfTerra's common units (other than Enterprise) will receive 1.81 Enterprise common units representing limited partnership interests in Enterprise in exchange for each GulfTerra common unit owned.

      The completion of the merger is subject to the approval of the unitholders of Enterprise and both the common unitholders and Series C unitholders of GulfTerra, voting as separate classes, along with customary regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act and other closing conditions. Completion of the merger is expected to occur during the second half of 2004.


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      Pursuant to a Purchase and Sale Agreement, concurrently with the closing of the merger, affiliates of El Paso also expect to sell to a subsidiary of Enterprise two subsidiaries of El Paso that own, among other assets, nine natural gas processing plants located in South Texas for a purchase price of $150 million in cash.

      The Merger Agreement, the Parent Company Agreement, the Second Amended and Restated Limited Liability Company Agreement of GulfTerra GP, the Purchase and Sale Agreement relating to the gas processing plants, and the December 15, 2003 joint press release announcing the signing of the agreements are hereby filed as Exhibits 2.1, 2.2, 2.3, and 99.1, respectively, to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      2.1 Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (including the form of Assumption Agreement to be entered into in connection with the merger, attached as an exhibit thereto).

      2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto).

      2.3 Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003.

      2.4 Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P.

     99.1   Joint press release dated December 15, 2003.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EL PASO CORPORATION
                                       (Registrant)

                                       By: /s/ Jeffrey I. Beason
                                           ------------------------------------
                                           Jeffrey I. Beason
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)

Date: December 15, 2003


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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
2.1           Merger Agreement, dated as of December 15, 2003, by and among
              Enterprise Products Partners L.P., Enterprise Products GP, LLC,
              Enterprise Products Management LLC, GulfTerra Energy Partners,
              L.P. and GulfTerra Energy Company, L.L.C. (including the form of
              Assumption Agreement to be entered into in connection with the merger, attached as an exhibit thereto).

2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto).

2.3 Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003.

2.4 Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P.

99.1          Joint press release dated December 15, 2003.

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